UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 21, 2013

PAULSON CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Oregon	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1331 N.W. Lovejoy Street, Suite 720, Portland, Oregon	97209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000

Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2013, Paulson Capital Corp. (the "Company") received a letter from The NASDAQ Stock Market ("NASDAQ") stating that the Company had failed to comply with NASDAQ's Listing Rule 5250(e)(6), which requires that the issuer of any class of securities listed on NASDAQ must notify NASDAQ no later than ten calendar days prior to the record date of a cash or non-cash dividend or other distribution. The record date at issue is the October 11, 2013 record date (the "Record Date") that was established by the Company for purposes of determining the shareholders of the Company eligible to receive distributions from a liquidating trust (the "Trust") that is to be established by the Company and funded with certain assets held by Paulson Investment Company, Inc., the Company's operating subsidiary.

The transaction in connection with which the Trust is to be established was described in the proxy statement (the "Proxy Statement") that was provided to the Company's shareholders in connection with the 2013 Annual Meeting of Shareholders held on November 8, 2013, and was approved by the shareholders at that meeting. As described in the Proxy Statement, shareholders of the Company as of the Record Date would be eligible to participate in distributions from the Trust. Company shareholders who acquired their shares after the Record Date will not have any rights with respect to the Trust, including any right to participate in distributions from the Trust. Notification of the Record Date and the significance thereof was provided by the Company in a press release issued on September 27, 2013, and had been previously described in the Company's current reports on Forms 8-K and 8-K/A, filed on July 26, 2013 and August 30, 2013, respectively.

The Company believed that adequate public information regarding the Record Date and the significance of such date with respect to shareholders' eligibility to participate in the Trust had been provided in the Company's Form 8-K filings and in the press release issued on September 27, 2013. However, the Company was notified by NASDAQ that direct notification to NASDAQ pursuant to NASDAQ's Listing Rule 5250(e)(6) had been required and had not been provided to NASDAQ. Accordingly, NASDAQ deemed the Company to be in violation of NASDAQ's listing standards.

NASDAQ has requested that the Company provide, by December 6, 2013, a plan of compliance outlining how the Company will ensure timely future compliance with Listing Rule 5250(e)(6) through the implementation of new controls and procedures. The Company is in the process of preparing that plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAULSON CAPITAL CORP.

Date: November 27, 2013	By:	/s/ Trent Davis
Trent Davis
President